Exhibit 99.2

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Effective from and after June 1, 2014, The Ensign Group, Inc. (“Ensign”) completed the separation of its healthcare business and its real estate business into two separate and independent publicly traded companies through the pro rata distribution of all of the outstanding shares of common stock of CareTrust REIT, Inc. (“CareTrust”) to Ensign stockholders (the “Spin-Off”).

The following unaudited pro forma consolidated financial statements present Ensign’s unaudited pro forma consolidated income statements for the year ended December 31, 2013 and the three months ended March 31, 2014, and Ensign’s unaudited pro forma consolidated balance sheet as of March 31, 2014, which have been derived from Ensign’s audited financial statements for the year ended December 31, 2013 and Ensign’s unaudited financial statements for the three months ended March 31, 2014.

The following unaudited pro forma consolidated financial statements give effect to the Spin-Off and the related transactions, including: (i) the transfer to CareTrust of Ensign’s assets and liabilities that are specifically identifiable or otherwise allocable to CareTrust; (ii) the elimination of Ensign’s equity interest in CareTrust; and (iii) the removal of certain non-recurring transaction expenses directly related to the Spin-Off. The unaudited pro forma consolidated income statements for the three months ended March 31, 2014 and the year ended December 31, 2013 assume the Spin-Off and the related transactions occurred on January 1, 2013. The unaudited pro forma consolidated balance sheet assumes the Spin-Off and the related transactions occurred on March 31, 2014.

The historical financial data has been adjusted to give pro forma effect to events that are directly attributable to the transactions described above, have an ongoing effect on Ensign’s statement of operations and are factually supportable. Ensign’s unaudited pro forma consolidated financial statements and explanatory notes present how Ensign’s financial statements may have appeared had its capital structure reflected the above transactions as of the dates noted above.

Ensign’s unaudited pro forma consolidated financial statements were prepared in accordance with Article 11 of Regulation S-X, using the assumptions set forth in the notes to the unaudited pro forma consolidated financial statements. The following unaudited pro forma consolidated financial statements are presented for illustrative purposes only and do not purport to reflect the results Ensign may achieve in future periods or the historical results that would have been obtained had the above transactions been completed on January 1, 2013 or as of March 31, 2014, as the case may be. Ensign’s unaudited pro forma consolidated financial statements also do not give effect to the potential impact of current financial conditions, any anticipated synergies, operating efficiencies or cost savings that may result from the transactions described above.

Ensign’s unaudited pro forma consolidated financial statements are derived from and should be read in conjunction with Ensign’s historical financial statements and accompanying notes that are included in Ensign’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014, filed with the Securities Exchange Commission.

As used herein, the term “Ensign Properties” refers to the carve-out business of the entities that own the skilled nursing, assisted living and independent living facilities that CareTrust owns following the Spin-Off, and the operations of the three independent living facilities that CareTrust operates following the Spin-Off. Ensign Properties is the predecessor of CareTrust. “CareTrust Properties” refers to the 97 skilled nursing, assisted living and independent living facilities transferred to CareTrust in connection with the Spin-Off.

THE ENSIGN GROUP, INC.

UNAUDITED PRO FORMA

CONSOLIDATED BALANCE SHEET

	March 31, 2014
	Historical	Pro Forma Adjustments	Note	Pro Forma Consolidated
	(in thousands)
Assets:
Current assets:
Cash and cash equivalents	$57,469	$(927)	(1)
		7,391	(4)	$63,933
Accounts receivable	120,569	(13)	(1)	120,556
Investments – current	4,521			4,521
Prepaid income taxes	2,665			2,665
Prepaid expenses and other current assets	9,023	(1,069)	(1)	7,954
Deferred tax assets – current	9,221	(1,173)	(1)	8,048

Total current assets	203,468	4,209		207,677
Property and equipment, net	496,618	(420,168)	(1)	76,450
Insurance subsidiary deposits and investment	17,728			17,728
Escrow deposits	3,252			3,252
Deferred tax asset	4,380	(10)	(1)	4,370
Restricted and other assets	8,676	(2,626)	(1)
		825	(5)	6,875
Intangible assets, net	5,650			5,650
Goodwill	23,966			23,966
Other indefinite-lived intangibles	7,740			7,740

Total assets	$771,478	$(417,770)		$353,708

Liabilities and Equity:
Current liabilities
Accounts payable	$26,722	$(2,004)	(1)	$24,718
Accrued wages and related liabilities	40,744	(247)	(1)	40,497
Accrued self-insurance liabilities – current	13,335			13,335
Other accrued liabilities	23,584	(2,036)	(1)	21,548
Current maturities of long-term debt	7,469	(7,469)	(1)	—

Total current liabilities	111,854	(11,756)		100,098

Long-term debt – less current maturities	250,019	(250,019)	(1)	—
Accrued self insurance liabilities – less current portion	32,944			32,944
Fair value of interest rate swap	1,631	(1,631)	(1)	—
Deferred rent and other long-term liabilities	3,222	(1,174)	(1)	2,048

Total liabilities	399,670	(264,580)		135,090

Equity:
Common stock	22			22
Additional paid-in capital	104,229			104,229
Retained earnings	269,459	(154,183)	(2)	115,276
Treasury stock	(1,585)			(1,585)
Accumulated other comprehensive loss	(993)	993	(3)	—

Total Ensign stockholders’ equity	371,132	(153,190)		217,942
Noncontrolling interests	676			676

Total equity	371,808	(153,190)		218,618

Total liabilities and equity	$771,478	$(417,770)		$353,708

See accompanying notes to unaudited pro forma consolidated financial statements.

THE ENSIGN GROUP, INC.

UNAUDITED PRO FORMA

CONSOLIDATED INCOME STATEMENT

	Three Months Ended March 31, 2014
	Historical	Pro Forma Adjustments	Note	Pro Forma Consolidated
	(in thousands, except per share amounts)

Revenue	$239,653	$(587)	(11)	$239,066
Expense:
Cost of services	189,738	(543)	(11)	189,195
Facility rent – cost of services	3,549	14,000	(6)	17,549
General and administrative expense	13,157	(1,590)	(7)	11,567
Depreciation and amortization	8,862	(5,247)	(8)	3,615

Total Expenses	215,306	6,620		221,926
Income from operations	24,347	(7,207)		17,140
Other income (expense):
Interest expense	(3,363)	3,098	(9)	(265)
Interest income	159			159

Other expense, net	(3,204)	3,098		(106)

Income from operations before provision for income taxes	21,143	(4,109)		17,034
Provision (benefit) for income taxes	8,102	(1,635)	(10)	6,467

Net income from continuing operations	13,041	(2,474)		10,567
Less: net income (loss) attributable to noncontrolling interests	(485)			(485)

Net income from continuing operations attributable to Ensign	$13,526	$(2,474)		$11,052

Basic earnings from continuing operations attributable to Ensign per share:	$0.61			$0.50

Diluted earnings from continuing operations attributable to Ensign per share:	$0.60			$0.49

Weighted average number of shares outstanding:
Basic	22,168			22,168

Diluted	22,582			22,582

See accompanying notes to unaudited pro forma consolidated financial statements.

THE ENSIGN GROUP, INC.

UNAUDITED PRO FORMA

CONSOLIDATED INCOME STATEMENT

	Year Ended December 31, 2013
	Historical	Pro Forma Adjustments	Note	Pro Forma Consolidated
	(in thousands, except per share amounts)

Revenue	$904,556	$(2,386)	(11)	$902,170
Expense:
Cost of services	725,989	(2,138)	(11)	723,851
U.S. Government inquiry settlement	33,000			33,000
Facility rent – cost of services	13,613	53,701	(6)	67,314
General and administrative expense	40,103	(4,049)	(7)	36,054
Depreciation and amortization	33,909	(19,467)	(8)	14,442

Total Expenses	846,614	28,047		874,661
Income from operations	57,942	(30,433)		27,509
Other income (expense):
Interest expense	(12,787)	11,732	(9)	(1,055)
Interest income	506			506

Other expense, net	(12,281)	11,732		(549)

Income from operations before provision for income taxes	45,661	(18,701)		26,960
Provision (benefit) for income taxes	20,003	(7,443)	(10)	12,560

Net income from continuing operations	25,658	(11,258)		14,400
Less: net income (loss) attributable to noncontrolling interests	(186)			(186)

Net income from continuing operations attributable to Ensign	$25,844	$(11,258)		$14,586

Basic earnings from continuing operations attributable to Ensign per share:	$1.18			$0.67

Diluted earnings from continuing operations attributable to Ensign per share:	$1.16			$0.65

Weighted average number of shares outstanding:
Basic	21,900			21,900

Diluted	22,364			22,364

See accompanying notes to unaudited pro forma consolidated financial statements.

THE ENSIGN GROUP, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands)

Basis of Presentation

Immediately following the Spin-Off, Ensign will continue to provide healthcare services through its existing operations. The unaudited pro forma consolidated financial statements give effect to the Spin-Off and related transactions as discussed above.

Pro Forma Adjustments

(1)	Removal of assets and liabilities attributable to the entities that own the Ensign Properties and the entities that operate three independent living facilities. These adjustments include:

Assets:
Property and equipment balances, net of certain land, equipment, furniture and fixtures that will not be transferred to CareTrust	$420,168
Cash	927
Accounts receivable	13
Prepaid expenses and other current assets	1,069
Deferred tax assets – current	1,173
Deferred tax assets	10
Restricted and other assets	2,626

Liabilities:
Accounts payable	2,004
Accrued wages and related liabilities	247
Other accrued liabilities	2,036
Current maturities of long-term, debt	7,469
Debt, net of debt discount	250,019
Interest rate swap liability	1,631
Deferred rent and other long-term liabilities	1,174

(2)	Elimination of Ensign’s net equity interest in Ensign Properties resulting from the Spin-Off of assets and liabilities and related transactions.

(3)	To remove the accumulated other comprehensive loss related to the interest rate swap that has been attributed to Ensign Properties debt.

(4)	Reflects cash transferred from CareTrust to Ensign.

(5)	Reflects the issuance cost associated with the new $150,000 revolving credit facility.

(6)	Reflects changes in rent charges resulting from the removal of intercompany rental charges and replacement of such in accordance with the Master Leases.

(7)	Removal of Spin-Off transactional related expenses of $1,590 incurred for the three months ended March 31, 2014 and $4,049 incurred through December 31, 2013, attributable to the entities that own the CareTrust Properties as these amounts have been included in the historical combined income statement of CareTrust.

(8)	To adjust depreciation expense for the property and equipment transferred from Ensign to Ensign Properties, net of certain equipment, furniture and fixtures that will not be transferred.

THE ENSIGN GROUP, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands)

(9)	Represents the adjustments to interest expense due to the following:

	Three Months Ended March 31, 2014	Year Ended December 31, 2013
Indebtedness attributed to the Ensign Properties	$(3,327)	$(12,647)
New revolving credit facility	229	915

Net decrease to interest expense	$(3,098)	$(11,732)

(10)	The pro forma adjustments were tax effected using the statutory tax rate of 39.8%.

(11)	Removal of operations attributed and contributed to Ensign Properties consisting of the operations of the three independent living facilities that Ensign Properties will own and operate following the Spin-Off.